                                                                    Exhibit 99.2


Entravision Communications Corporation
Proforma Results - Comparable to 2001
2000 Quarters
(unaudited, dollars in 000's)

The following information contains quarterly segment information adjusted for disposition of assets, closing of VEA and non-recurring income explained in the chart. These adjustments are recorded to provide results for 2000, which will be comparable to the operating results of 2001.

Net Revenue                                                                                                            Total
                                               1Q                 2Q              3Q              4Q                   2000
                                               --                 --              --              --                   ----
Reportable Total - 2000                                    44,355          61,485          58,149          56,506        220,495

Adjustments:
-----------
Non recurring network compensation - TV                      (818)         (2,103)           (724)                        (3,645)
WUNI paid programming - TV                                   (376)           (320)           (311)           (190)        (1,197)
WACA-AM LMA disposition  - Radio                              (98)            (97)            (98)            (97)          (390)
Closing of print segment VEA - Print                         (139)           (153)           (237)           (256)          (785)

Television                                                 16,083          21,438          21,112          22,908         81,541
Radio                                                      14,227          19,548          19,150          17,702         70,627
Outdoor                                                     8,006          12,387          11,446           9,957         41,796
Print                                                       4,608           5,439           5,071           5,396         20,514
                                               ----------------------------------------------------------------------------------
Total Net Revenue                                          42,924          58,812          56,779          55,963        214,478
                                               ==================================================================================

Operating Expense (1)
                                               1Q                 2Q              3Q              4Q                  TOTAL
                                               --                 --              --              --                  -----
Reportable Total - 2000                                    30,864          36,235          35,384          35,693        138,176

Adjustment:
----------
Closing of print segment VEA - Print                         (202)           (189)           (250)           (247)          (888)

Television                                                 11,416          13,624          12,953          14,504         52,497
Radio                                                       9,824          10,772          11,295          10,598         42,489
Outdoor                                                     5,359           7,164           6,527           5,711         24,761
Print                                                       4,063           4,486           4,359           4,633         17,541
                                               ----------------------------------------------------------------------------------
Total Operating Expense                                    30,662          36,046          35,134          35,446        137,288
                                               ==================================================================================

BROADCAST CASH FLOW (2)
                                               1Q                 2Q              3Q              4Q                  TOTAL
                                               --                 --              --              --                  -----
Reportable total - 2000                                    13,491          25,250          22,765          20,813         82,319

Adjustments:
-----------
Non recurring network compensation - TV                      (818)         (2,103)           (724)              -         (3,645)
WUNI paid programming - TV                                   (376)           (320)           (311)           (190)        (1,197)
WACA-AM LMA disposition  - Radio                              (98)            (97)            (98)            (97)          (390)
Closing of print segment VEA - Print                           63              36              13              (9)           103

                                               ----------------------------------------------------------------------------------
Television                                                  4,667           7,814           8,159           8,404         29,044
Radio                                                       4,403           8,776           7,855           7,104         28,138
Outdoor                                                     2,647           5,223           4,919           4,246         17,035
Print                                                         545             953             712             763          2,973
                                               ----------------------------------------------------------------------------------
Total BROADCAST CASH FLOW                                  12,262          22,766          21,645          20,517         77,190
                                               ==================================================================================

EBITDA (3)
                                               1Q                 2Q              3Q              4Q                  TOTAL
                                               --                 --              --              --                  -----
Reportable EBITDA - 2000                                    9,446          20,998          17,432          15,544         63,420

Adjustments:
-----------
Non recurring network compensation - TV                      (818)         (2,103)           (724)              -         (3,645)
WUNI paid programming - TV                                   (376)           (320)           (311)           (190)        (1,197)
WACA-AM LMA disposition  - Radio                              (98)            (97)            (98)            (97)          (390)
Closing of print segment VEA - Print                           63              36              13              (9)           103

                                               ----------------------------------------------------------------------------------
Revised EBITDA                                              8,217          18,514          16,312          15,248         58,291
                                               ==================================================================================

(1) Operating expense includes direct operating, selling, general and administrative expenses. It does not include depreciation, amortization and non-cash stock-based compensation.

(2) Broadcast cash flow is defined as net revenues less station operating expenses.

(3)  EBITDA is defined as broacast cash flow less corporate expenses.